Exhibit 10.10.3

THIRD AMENDMENT TO SHAREHOLDERS’ AGREEMENT

THIS AMENDMENT (the “Third Amendment”) to that certain Shareholders’ Agreement (defined below) is made between Fleetwood Homes Inc. (“Fleetwood”), Cavco Industries, Inc. (“Cavco”), Third Avenue Trust, a Delaware business trust, on behalf of Third Avenue Value Fund ((“TAVF” and together with Fleetwood and Cavco, the “Original Parties”), and the Whitman High Conviction Fund (“WHCF” and together with Fleetwood, Cavco, and TAVF, the “Parties”) as of February 16, 2012. Subject to this Amendment, the terms and conditions of the Shareholders’ Agreement are incorporated herein by reference.

WHEREAS the Original Parties entered into that certain Shareholders’ Agreement dated as of August 17, 2009 (the “Shareholders’ Agreement”);

WHEREAS the Original Parties entered into a first amendment to the Shareholders’ Agreement dated as of November 30, 2010, a second amendment to the Shareholders’ Agreement dated as of June 17, 2011 (collectively, the “Amendments”); and

WHEREAS, in consideration of the terms and conditions set forth in that certain share transfer agreement attached as Exhibit “A” hereto, the Parties now desire to amend the Shareholders’ Agreement to reflect the transfer of certain shares in Fleetwood from TAVF to WHCF and to bind as a Shareholder, pursuant to Section 9.2 of the Shareholders’ Agreement and the signature set forth below, WHCF to the terms and conditions of the Shareholders’ Agreement as set forth below.

NOW, THEREFORE, the Parties agree as follows:

1.	Ratification. Except as expressly amended and supplemented herein, the Shareholders’ Agreement and Amendments shall remain in full force and effect and are hereby incorporated herein by reference, and the Parties hereby ratify and confirm the terms and conditions thereof.

2.	Amendment. The Shareholders’ Agreement is amended as follows:

Subject to any of the Amendments, Section 3.3 shall become Section 3.3(a) and the penultimate sentence of Section 3.3(a) will read as follows (with changes reflected in italics):

In order to secure Cavco and TAVF’s rights to nominate Directors to the Board in accordance with amended Section 3.2 and this Section 3.3(a), (i) Cavco hereby appoints TAVF as its true and lawful proxy and attorney-in-fact, with full power of substitution, solely to vote all of its Shares for the Director nominees of TAVF in accordance with amended Section 3.2 and this Section 3.3(a), and (ii) TAVF hereby appoints Cavco as its true and lawful proxy and attorney-in-fact, with full power of substitution, solely to vote all of its Shares for the Director nominees of Cavco in accordance with amended Section 3.2 and this Section 3.3. The proxies and powers granted by Cavco and TAVF pursuant to this Section 3.3 are coupled with an interest and shall be irrevocable until the termination of this Agreement in accordance with its terms.

New Section 3.3(b) shall read as follows:

For the avoidance of doubt, nothing herein shall be construed so as to provide WHCF with the authority to nominate any Board members pursuant to Section 3.2 (as amended), fill a vacancy on the Board pursuant to Section 3.3, or remove any Directors pursuant to Section 3.4. WHCF hereby appoints Cavco as its true and lawful proxy and attorney-in-fact, with full power of substitution, solely to vote any and all of its Shares with respect to any action to be taken pursuant to Article 3 of the Shareholders’ Agreement.

New Section 4.8 shall read as follows:

All of the pre-emptive rights set forth in Article 4 shall apply to WHCF’s pro rata Share holdings to the same extent that such rights apply to TAVF’s pro rata Share holdings.

Section 5.2 shall be amended to read as follows (with a change reflected in italics):

Except as expressly permitted by this Agreement and subject to Section 5.1, a Shareholder (for the purposes of this Article 5, each being an “Offeror”), if seeking to sell, assign, transfer or otherwise dispose of any Company Security to any Person (including any other Shareholder) must first deliver to each of WHCF, TAVF and Cavco (for the purposes of this Article 5, each being an “Offeree”), an offer (the “Transfer Offer”) to sell such Company Securities (the “Offered Company Securities”) to the Offeree, which TransferOffer must specify at a minimum:

Section 7.2 shall be amended to be Section 7.2(a). New Section 7.2(b) shall read as follows:

At any time after the fifth (5th) anniversary of the date of closing of the Fleetwood Homes Transaction and/or during any Triggering Period, WHCF shall have the right (the “WHCF Put Right”) to require Cavco to purchase all, but not less than all, of WHCF’s Shares for the Fair Market Value thereof. Such WHCF Put Right shall be subject to the provisions of Section 7.4. WHCF shall exercise the WHCF Put Right (if at all) by delivery of written notice to Cavco (the “WHCF Put Notice”), which notice must state that WHCF is exercising its WHCF Put Right pursuant to this Section 7.2. In the event that TAVF exercises its Put Right, WHCF shall be required to also exercise the WHCF Put Right and, unless otherwise set forth in the Third Amendment, be bound by the same terms as TAVF as set forth in Article 7. In the event that WHCF goes through a liquidation, WHCF shall put its Shares to TAVF at book value.

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Section 7.3 shall be amended to be Section 7.3(a). New Section 7.3(b) shall read as follows:

At any time after the fifth (5th) anniversary of the date of closing of the Fleetwood Homes Transaction and/or during any Triggering Period, Cavco shall have the right (the “WHCF-Related Call Right”) to require WHCF to sell to Cavco all, but not less than all, of WHCF’s Shares for the Fair Market Value thereof. Such WHCF-Related Call Right shall be subject to the provisions of Section 7.4. Cavco shall only exercise the WHCF-Related Call Right if it exercises the Call Right. Cavco shall exercise the WHCF-Related Call Right (if at all) by delivery of written notice to WHCF (the “WHCF-Related Call Notice”), which notice must state that Cavco is exercising its WHCF-Related Call Right pursuant to this Section 7.3. If Cavco exercises its Call Right, WHCF shall be required to sell its Shares to Cavco on the same terms as TAVF.

New section 7.4(c) shall read as follows:

For the avoidance of doubt, the methods of payment of purchase price as described in this Section 7.4 shall apply to WHCF to the same extent that such methods apply to TAVF.

New section 7.5(g) shall read as follows:

For the avoidance of doubt, the closing procedures described in this Section 7.5 shall apply to WHCF to the same extent as such procedures apply to TAVF.

New Section 8.2 shall read as follows:

For the avoidance of doubt, all obligations and exceptions to such obligations set forth in Section 8.1(b) and Section 8.1(d) shall apply to WHCF to the same extent that such obligations and exceptions apply to TAVF.

3.	Counterparts. This Share Transfer Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

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4.	Amendments. This Share Transfer Agreement may be modified, superseded, or terminated only in writing signed by each of the parties to be affected.

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The undersigned, pursuant to due authority, have caused this Amendment to be executed as of the date set forth above.

FLEETWOOD HOMES, INC.

/s/ Joseph H. Stegmayer
Joseph H. Stegmayer
Vice President

CAVCO INDUSTRIES, INC., a

Delaware corporation.

/s/ Joseph H. Stegmayer
Joseph H. Stegmayer
President and Chief Executive Officer

THIRD AVENUE TRUST, on behalf of

Third Avenue Value Fund, a Delaware

Business trust

/s/ Vincent J. Dugan
Vincent J. Dugan
Chief Financial Officer

WHITMAN HIGH CONVICTION FUND

/s/ Vincent J. Dugan
Vincent J. Dugan
Chief Financial Officer

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EXHIBIT A

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SHARE TRANSFER AGREEMENT

Transfer Agreement, dated as February 16, 2012 (this “Share Transfer Agreement”), by and between Third Avenue Trust, a Delaware business trust, on behalf of Third Avenue Value Fund (the “Transferor”) and the Whitman High Conviction Fund (the “Transferee”).

WHEREAS, the Transferor holds certain Shares in Fleetwood Homes Inc. (the “Company”) pursuant to that certain agreement dated as of August 17, 2009 (as amended by that certain first amendment dated as of November 30, 2010, that certain second amendment dated as of June 17, 2011, that certain third amendment dated as of February 16, 2012, (the “Third Amendment” and, collectively, the “Shareholders’ Agreement”);

WHEREAS, capitalized terms used and not defined herein shall have the respective meanings set forth for such terms in Shareholders’ Agreement;

WHEREAS, the Transferor desires to take a distribution of its Shares (the “Transferred Shares”) in accordance with the terms hereof, (such transaction is hereafter referred to as the “Transfer”);

WHEREAS, after giving effect to this Share Transfer Agreement in conjunction with that certain third amendment to the Shareholders’ Agreement, the Transferee shall become a Shareholder pursuant to the Shareholders’ Agreement.

NOW, THEREFORE, in consideration of the promises and for other good and valuable consideration, the parties hereto agree as follows:

1. Transfer of Interest.

(a) Subject to the terms of this Share Transfer Agreement, as of the date hereof (the “Effective Date”), (i) the Transferee hereby acquires from the Transferor and the Transferor hereby assigns, transfers, and conveys to the Transferee all of its right, title, and interest in, to, and under the Transferred Shares, and (ii) the Transferee hereby assumes all of the obligations, commitments and liabilities of the Transferor arising under the Shareholders’ Agreement and the Management Services Agreement with respect to the Transferred Shares and agrees pursuant to Section 9.2 of the Shareholders’ Agreement to be bound by all the terms and provisions of the Shareholders’ Agreement.

(b) After giving effect to this Share Transfer Agreement, the Transferee shall become a Shareholder. After the admission of such Transferee as a Shareholder and subject to the terms and conditions set forth in the Third Amendment, the Transferee shall be subject to all provisions of the Shareholders’ Agreement with respect to the Transferred Shares as if the Substituted Member originally was a party to the Shareholders’ Agreement, and the Transferee shall be entitled to exercise all of the rights of a Shareholder under the Shareholders’ Agreement that the Transferor had by virtue of owning the Shares.

(c) The assignment, transfer, and conveyance set forth herein of the Transferred Shares is irrevocable.

2. Representations and Warranties of the Transferee. The Transferee represents and warrants to the Company and the Transferor that: (a) the Transferee is an organization incorporated in the State of Delaware (United States of America); (b) the Transferee acknowledges that no statement or representation of any kind has been made by the Company or any agent, employee or affiliate thereof in respect of the Transferred Shares and/or the advisability of investing in the same; (c) the Transfer has been made in accordance with all laws and regulations applicable to the Transferee; (d) the Transferee has the right, power and authority to execute, deliver and fully perform its obligations under this Share Transfer Agreement; (e) this Share Transfer Agreement has been duly executed and delivered and is a binding and valid agreement enforceable against the Transferee in accordance with its terms; and (f) the execution, delivery and performance of the Transferee’s obligations under this Share Transfer Agreement do not constitute a violation, breach or default under any law, rule, regulation, ordinance, judgment or order or any agreement or other instrument or obligation of the Transferee.

3. Representations and Warranties of the Transferor. The Transferor represents and warrants to the Company and the Transferee that: (a) the Transferor has the right, power and authority to execute, deliver and fully perform its obligations under this Share Transfer Agreement; (b) this Share Transfer Agreement has been duly executed and delivered and is a binding and valid agreement enforceable against the Transferor in accordance with its terms; (c) the execution, delivery and performance of the Transferor’s obligations under this Share Transfer Agreement do not constitute a violation, breach or default under any law, rule, regulation, ordinance, judgment or order or any agreement or other instrument or obligation of the Transferor; and (d) the Transferred Shares exist and the Transferor owns the Transferred Shares free and clear of any security interest, lien, charge or other encumbrance of any nature whatsoever.

4. Further Assurances. Each party hereto hereby covenants and agrees that it will, at the sole cost and expense of the requesting party, execute and deliver such documents and take such further actions as a party hereto may from time to time reasonably request as being necessary or desirable to carry out the intent and purposes of this Share Purchase Agreement.

5. Liabilities; Indemnification.

(a) The Transferor shall remain primarily and directly liable under the Shareholders’ Agreement or otherwise for any obligations or liabilities related to the Transferred Shares accruing prior to the Effective Date.

(b) The Transferor shall indemnify and hold harmless the Company, its Subsidiaries and all other Shareholders from and against any costs, damages, claims, suits, or fees of any kind whatsoever suffered or incurred by the Company, its Subsidiaries or any such other Shareholder directly or indirectly arising out of or resulting from any claims by the Transferee in connection with the Transfer.

6. No Assignment; Binding Effect; Governing Law. Neither this Share Transfer Agreement nor any of the rights, interests or obligations under this Share Transfer Agreement may be assigned by any party without the prior written consent of the other parties hereto and any attempt to do so shall be void. This Share Transfer Agreement shall bind and benefit the parties, their representatives, and their permitted assignees and successors in interest. This Share Transfer Agreement is intended to be of a direct benefit to the Company and may be enforced by the Company. This Share Transfer Agreement and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of Delaware, without regard to its conflict of laws principles.

7. Counterparts. This Share Transfer Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

8. Amendments. This Share Transfer Agreement may be modified, superseded, or terminated only in writing signed by each of the parties to be affected.

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EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have executed this Share Transfer Agreement in multiple counterparts as of the day and in the year first above written, and each of such counterparts, when taken together, shall constitute one and the same instrument.

As Transferor:
THIRD AVENUE TRUST, on behalf of Third Avenue Value Fund, a Delaware Business trust

Vincent J. Dugan
Chief Financial Officer

As Transferee:
WHITMAN HIGH CONVICTION FUND

Vincent J. Dugan
Chief Financial Officer

Acknowledged and Agreed to by:

FLEETWOOD HOMES, INC.

Joseph H. Stegmayer
Vice President

CAVCO INDUSTRIES, INC., a Delaware corporation

Joseph H. Stegmayer
President and Chief Executive Officer

RIDER 1 SHARE TRANSFER AGREEMENT

This Rider, dated as of February 29, 2012 (the “Rider”) to that certain Share Transfer Agreement dated as of February 16, 2012 (the “Share Transfer Agreement”), is by and between Third Avenue Trust, a Delaware business trust, on behalf of Third Avenue Value Fund (the “Transferor”) and the Whitman High Conviction Fund (the “Transferee” and, together with the Transferor, the “Parties”).

WHEREAS, the Transferor and Transferee executed that certain Share Transfer Agreement in connection with the Third Amendment to the Shareholders’ Agreement;

WHEREAS, capitalized terms used and not defined herein shall have the respective meanings set forth for such terms in Share Transfer Agreement;

WHEREAS, the Parties wish to further define “Transferred Shares” under the Share Transfer Agreement; and

WHEREAS, the Share Transfer Agreement shall be incorporated herein by reference and, subject to this Rider, shall remain in full force and effect.

NOW, THEREFORE, in consideration of the promises and for other good and valuable consideration, the parties hereto agree as follows:

1. Transferred Shares.

Effective as of March 1, 2012, the Transferor shall transfer 31.63 of its Shares in the Company to the Transferee.

2. Counterparts. This Rider may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

3. Amendments. This Rider may be modified, superseded, or terminated only in writing signed by each of the parties to be affected.

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IN WITNESS WHEREOF, the parties hereto have executed this Share Transfer Agreement in multiple counterparts as of the day and in the year first above written, and each of such counterparts, when taken together, shall constitute one and the same instrument.

As Transferor:
THIRD AVENUE TRUST, on behalf of
Third Avenue Value Fund, a Delaware
Business trust

Vincent J. Dugan
Chief Financial Officer

As Transferee:
WHITMAN HIGH CONVICTION FUND

Vincent J. Dugan
Chief Financial Officer

Acknowledged by:

FLEETWOOD HOMES, INC.
A Delaware corporation

Joseph H. Stegmayer
Vice President

CAVCO INDUSTRIES, INC., a
Delaware corporation

Joseph H. Stegmayer
President and Chief Executive Officer

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